UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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Speedway Motorsports, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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5555 CONCORD PARKWAY SOUTH

CONCORD, NORTH CAROLINA 28027

March 17, 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders to be held at 9:00 a.m. on Wednesday, April 19, 2006, at Lowe’s Motor Speedway in Concord, North Carolina. We look forward to greeting personally those stockholders who are able to attend.

The accompanying formal Notice of Meeting and Proxy Statement describe the matters on which action will be taken at the meeting.

Whether or not you plan to attend the meeting on April 19, 2006, it is important that your shares be represented. To ensure that your vote is received and counted, please sign, date and mail the enclosed proxy at your earliest convenience. Your vote is important regardless of the number of shares you own.

On behalf of the Board of Directors

Sincerely,

O. Bruton Smith

Chairman and Chief Executive Officer

Voting Your Proxy Is Important

PLEASE SIGN AND DATE YOUR PROXY AND

RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Speedway Motorsports, Inc.

NOTICE OF MEETING

Concord, NC

March 17, 2006

The Annual Meeting of Stockholders of Speedway Motorsports, Inc. (“SMI”) will be held at Lowe’s Motor Speedway, located at 5555 Concord Parkway South, Concord, North Carolina on Wednesday, April 19, 2006, at 9:00 a.m. (the “Annual Meeting”) for the following purposes, as described in the accompanying Proxy Statement:

1. To elect three directors.

2. To ratify the selection by the Audit Committee of Deloitte & Touche LLP as the principal independent registered public accounting firm of SMI and its subsidiaries for the year ending December 31, 2006.

3. To transact such other business as may properly come before the Annual Meeting.

Only holders of record of SMI’s common stock at the close of business on March 1, 2006 will be entitled to vote at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. Returning your proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

J. Cary Tharrington IV

Secretary

IMPORTANT NOTE:

To vote shares of SMI’s common stock at the Annual Meeting (other than in person at the Annual Meeting), a stockholder must return a proxy. The return envelope enclosed with the proxy card requires no postage if mailed in the United States of America.

GENERAL

INTRODUCTION

The Annual Meeting of Stockholders of Speedway Motorsports, Inc. (“SMI” or the “Company”) will be held on Wednesday, April 19, 2006 at 9:00 a.m., at Lowe’s Motor Speedway located at 5555 Concord Parkway South, Concord, North Carolina (the “Annual Meeting”), for the purposes set forth in the accompanying notice. Only holders of record of SMI’s common stock, par value $.01 per share (the “Common Stock”), at the close of business on March 1, 2006 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. This Proxy Statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) to be used at the Annual Meeting, and at any and all adjournments thereof, and is first being sent to stockholders on or about the date hereof. Proxies in the accompanying form, properly executed and duly returned and not revoked, will be voted at the Annual Meeting (including adjournments). Where a specification is made by means of the ballot provided in the proxies regarding any matter presented at the Annual Meeting, such proxies will be voted in accordance with such specification. If no specification is made, proxies will be voted (i) in favor of electing SMI’s three nominees to the Board, (ii) in favor of ratifying the selection by the Audit Committee of Deloitte & Touche LLP (“Deloitte & Touche”) as the principal independent registered public accounting firm (“auditors”) of SMI for the year ending December 31, 2006, and (iii) in the discretion of the proxy holders, on any other business as may properly come before the Annual Meeting. The Board currently knows of no other business that will be presented for consideration at the Annual Meeting.

Proxies should be sent to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

This Proxy Statement is being furnished by SMI to its stockholders of record as of March 1, 2006 in connection with the upcoming Annual Meeting.

REVOCATION OF PROXY

Stockholders who execute proxies may revoke them at any time before they are voted by (i) delivering a written notice to SMI’s Corporate Secretary, either at the Annual Meeting or prior to the meeting date at the Company’s offices at 5555 Concord Parkway South, Concord, North Carolina 28027, (ii) executing and delivering a later-dated proxy, or (iii) attending the Annual Meeting and voting in person.

NUMBER OF SHARES OUTSTANDING AND VOTING

SMI currently has 200,000,000 shares of Common Stock authorized under its Certificate of Incorporation, of which 43,795,529 shares were issued and outstanding and entitled to be voted at the Annual Meeting on the Record Date. At the Annual Meeting, holders of Common Stock will have one vote per share for an aggregate total of 43,795,529 votes. In some cases, a nominee holding shares for a beneficial owner may not have discretionary authority to vote certain shares on a particular matter or otherwise may not vote such shares (a “broker non-vote”). These broker non-votes will be considered as present for purposes of determining a quorum, but are not entitled to vote. Abstentions will be treated as present for purposes of determining a quorum and entitled to vote. A quorum being present, directors will be elected by a plurality of votes cast, and the actions proposed in the remaining items referred to in the accompanying Notice of Meeting will become effective if a majority of the votes cast by shares entitled to vote is cast in favor thereof. Therefore, while both abstentions and broker non-votes will be counted for the purpose of determining the existence of a quorum, only abstentions will have the same effect as a negative vote on matters requiring a majority of votes cast by shares entitled to vote. Both abstentions and broker non-votes have no effect on the election of directors.

A holder of Common Stock who signs a proxy card may withhold votes as to any director-nominee by writing the name of such nominee in the space provided on the proxy card.

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BENEFICIAL OWNERSHIP OF CAPITAL SECURITIES

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 1, 2006 by (i) each person or entity known by SMI to beneficially own more than five percent of the Common Stock, (ii) each director and nominee to the Board, (iii) each executive officer of SMI listed in the Summary Compensation Table (“named executive officers”), and (iv) all directors and executive officers of SMI as a group. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to the securities beneficially owned by them as set forth opposite their name. Unless otherwise noted, the address for the beneficial owners is 5555 Concord Parkway South, Concord, North Carolina 28027.

Beneficial Owner	Amount & Nature of Beneficial Ownership	Percent
O. Bruton Smith(1)	29,000,800	63.0%
Sonic Financial Corporation(2)	23,700,000	51.5
Columbia Wagner Asset Management, L.P.(3)	2,254,500	5.1
H.A. Wheeler(4)	131,860	*
William R. Brooks(5)	310,450	*
Marcus G. Smith(6)	155,140	*
William P. Benton(7)	101,000	*
Mark M. Gambill(8)	144,200	*
James P. Holden(9)	20,000	*
Robert L. Rewey(9)	40,000	*
Tom E. Smith(10)	45,000	*
All directors and executive officers as a group (nine persons)	29,948,450	65.1%

*	Less than one percent
(1)	The shares of Common Stock shown as owned by Mr. O. Bruton Smith include all of the shares shown as owned by Sonic Financial Corporation (“Sonic Financial”) elsewhere in the table. Mr. O. Bruton Smith owns the substantial majority of Sonic Financial’s common stock.
(2)	This entity’s address is P.O. Box 18747, Charlotte, North Carolina 28218.
(3)	This entity’s address is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. This information is based on information contained in Schedule 13G filed with the Securities and Exchange Commission on or about February 14, 2006, by WAM Acquisition GP, Inc. (“WAM GP”), for itself and as general partner of Columbia Wagner Asset Management, L.P. (“WAM”). The filing indicates that WAM GP and WAM each have sole voting and sole dispositive power over all 2,254,500 shares disclosed as being beneficially owned by WAM GP and WAM. The filing also indicates that WAM is an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940, and that WAM GP is the General Partner of the Investment Adviser.
(4)	All shares shown as owned by Mr. Wheeler, other than 10,428 shares owned by him directly, underlie options granted by the Company that are currently exercisable or exercisable within 60 days after the Record Date.
(5)	All shares shown as owned by Mr. Brooks, other than 24,200 shares owned by him directly, underlie options granted by the Company that are currently exercisable or exercisable within 60 days after the Record Date.
(6)	All shares shown as owned by Mr. Marcus G. Smith, other than 140 shares owned directly by Mr. Smith, underlie options granted by the Company that are currently exercisable or exercisable within 60 days after the Record Date.
(7)	All shares shown as owned by Mr. Benton, other than 1,000 shares owned by him directly, underlie options granted by the Company that are currently exercisable or exercisable within 60 days after the Record Date.
(8)	All shares shown as owned by Mr. Gambill, other than 4,200 shares owned by him directly, underlie options granted by the Company that are currently exercisable or exercisable within 60 days after the Record Date.
(9)	All shares shown as owned by Mr. Holden and Mr. Rewey underlie options granted by the Company that are currently exercisable or exercisable within 60 days after the Record Date.
(10)	All shares shown as owned by Mr. Tom E. Smith, other than 5,000 shares owned directly by Mr. Smith, underlie options granted by the Company that are currently exercisable or exercisable within 60 days after the Record Date.

For additional information concerning options granted to the Company’s executive officers, see “Executive Compensation” below.

CORPORATE GOVERNANCE

The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company complies with the requirements of the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange (“NYSE”) and regularly monitors developments in the area of corporate governance.

BOARD AND COMMITTEE MEMBER INDEPENDENCE

Because Mr. O. Bruton Smith holds more that 50% of the voting power of the Common Stock, SMI qualifies as a “controlled company” for purposes of the NYSE’s listing standards and is, therefore, not required to comply with the NYSE requirement that a listed company have a majority of independent directors. However, SMI is committed to having a majority of its Board membership be independent directors as evidenced by SMI’s Corporate Governance Guidelines. In addition, SMI’s non-management directors hold meetings, separate from management, at least four times a year.

The Board has determined that a majority of its directors, as well as all of the members of the Board committees, are currently independent within the meaning of the NYSE’s current listing standards, and further that all members of its Audit Committee are independent in accordance with current SEC regulations. The Board’s determination was based upon its assessment of each director’s relationship with SMI and the materiality of that relationship in light of all relevant facts and circumstances both from the standpoint of the director in his

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individual capacity and of the persons to which the director is related and organizations with which the director is affiliated. In reaching this determination, the Board has relied upon representations made by Messrs. Benton, Gambill, Holden, Rewey and Tom E. Smith in director questionnaires and discussions between the foregoing individuals and the Board and the Nominating/Corporate Governance Committee of the Board. The Board relied upon Categorical Standards for Director Independence, which the Board adopted to assist it in evaluating the independence of each of its directors. A copy of SMI’s Categorical Standards for Director Independence is attached as Appendix A to this Proxy Statement and is available on our website at www.speedwaymotorsports.com. The Nominating/Governance Committee regularly reviews the independence of all independent directors of the Board and reports its findings to the Board, which then makes regular determinations as to director independence under applicable SEC and NYSE requirements.

CORPORATE GOVERNANCE GUIDELINES

The Company has adopted a set of Corporate Governance Guidelines, including specifications for director qualification and responsibility. A copy of these guidelines is available on our website at www.speedwaymotorsports.com.

CODE OF BUSINESS CONDUCT AND ETHICS

The Board has adopted a Code of Business Conduct and Ethics that applies to our officers, including our chief executive officer, chief operating officer, chief financial officer and treasurer and chief accounting officer. A copy of the Code of Business Conduct and Ethics is available on our website at www.speedwaymotorsports.com. We post any amendments to the Code of Business Conduct and Ethics, as well as any waivers that are required to be disclosed by SEC or NYSE rules, on our website.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

Stockholders and other parties interested in communicating with the Board as a group may do so by writing to the Chairman of the Board at “c/o J. Cary Tharrington IV, Vice President and General Counsel, Speedway Motorsports, Inc., 5401 E. Independence Blvd., Charlotte, NC 28212.” The Company’s General Counsel will review all such correspondence and will make such correspondence available regularly to the Board. Any correspondence relating to accounting, internal controls or auditing matters will be immediately brought to the attention of the members of the Company’s Audit Committee for consideration in accordance with established procedures. Communications intended for non-management directors should be directed to the Chairman of the Nominating/Governance Committee at the address above.

ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS OF SMI

Directors of SMI are elected at the Annual Meetings of Stockholders to serve staggered terms of three years and until their successors are elected and qualified. The Board currently consists of nine directors. The terms of Messrs. H.A. Wheeler, Marcus G. Smith and Tom E. Smith expire at the Annual Meeting, the terms of Messrs. O. Bruton Smith, William P. Benton and Robert L. Rewey expire at the 2007 Annual Meeting and the terms of Messrs. William R. Brooks, Mark M. Gambill and James P. Holden expire at the 2008 Annual Meeting. Messrs. H.A. Wheeler, Marcus G. Smith and Tom E. Smith are standing for reelection at the Annual Meeting.

It is intended that the proxies in the accompanying form will be voted at the Annual Meeting for the election to the Board of the following nominees, each of whom has consented if elected to serve a three-year term until the 2009 Annual Meeting: Messrs. H.A. Wheeler, Marcus G. Smith and Tom E. Smith. Each director-nominee will serve until the end of their term and until their successor is elected and qualified, except as otherwise provided in SMI’s Certificate of Incorporation and Bylaws. If for any reason any nominee named above is not a candidate when the election occurs, it is intended that proxies in the accompanying form will be voted for the election of the other nominees named above and may be voted for any substitute nominee or, in lieu thereof, the Board may reduce the number of directors in accordance with SMI’s Certificate of Incorporation and Bylaws.

The name, age, present principal occupation or employment and the principal occupations, positions, offices or employments for at least the past five years of each SMI director, director-nominee, executive officer and executive manager are set forth below.

DIRECTORS, DIRECTOR-NOMINEES AND EXECUTIVE OFFICERS

O. Bruton Smith, 79, has been the Chairman and Chief Executive Officer of SMI since its organization in 1994. Mr. Smith has served as the CEO and a director of Charlotte Motor Speedway, LLC, a wholly owned subsidiary of SMI, and its predecessor entities (“CMS”) since 1975, which he originally founded in 1959. Mr. Smith has been the Chairman and CEO of Atlanta Motor Speedway LLC (“AMS”) since its acquisition in 1990, Texas Motor Speedway, Inc. (“TMS”) since its formation in 1995, Bristol Motor Speedway LLC (“BMS”) since its acquisition in 1996, the subsidiary operating Infineon Raceway (“IR”) since its acquisition in 1996, and the subsidiary operating Las Vegas Motor Speedway (“LVMS”)

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since its acquisition in 1998. In addition, Mr. Smith serves as the CEO and a director, or in a similar capacity, for many of SMI’s other subsidiaries. Mr. Smith also is the Chairman, CEO, a director and controlling stockholder of Sonic Automotive, Inc. (“SAI”) (NYSE: SAH). SAI is believed to be one of the ten largest automobile retail dealership groups in the United States and engages in the acquisition and operation of automobile dealerships. Mr. Smith also owns and operates Sonic Financial Corporation (“Sonic Financial”), a private business which owns a majority of the Company’s common stock, among other things.

H.A. Wheeler, 67, has been the President, Chief Operating Officer and a director of SMI since its organization in 1994. Mr. Wheeler was hired by CMS in 1975 and has been a director and General Manager of CMS since 1976. Mr. Wheeler was named President of CMS in 1980 and became a director of AMS upon its acquisition in 1990. He also has served as Vice President and a director of BMS since its acquisition and TMS since its formation. Mr. Wheeler also serves as an officer and director of several other SMI subsidiaries. Mr. Wheeler is standing for reelection as a director at the Annual Meeting.

William R. Brooks, 56, has been Vice President, Treasurer, Chief Financial Officer and a director of SMI since its organization in 1994. In February 2004, Mr. Brooks became an Executive Vice President of SMI. Mr. Brooks joined Sonic Financial from PriceWaterhouseCoopers in 1983, has served as Vice President of CMS since before the organization of SMI and has been Vice President and a director of AMS since its acquisition and TMS since its formation. He has served as Vice President of BMS, LVMS and IR since their acquisition and, prior to January 2001, had been a director of LVMS and IR. In addition, Mr. Brooks serves as an officer and a director, or in a similar capacity, for many of SMI’s other subsidiaries. At Sonic Financial Mr. Brooks was promoted from manger to controller in 1985 and again to Chief Financial Officer in 1989. Mr. Brooks also has served as a director of SAI since its formation in 1997.

Marcus G. Smith, 32, became a director of SMI in 2004 and Executive Vice President of National Sales and Marketing for SMI in February 2004. Prior to that appointment, Mr. Smith served as Vice President of Business Development for SMI since 2001. Mr. Smith joined the Company in 1996 as a sales associate at Lowe’s Motor Speedway and was named Manager of New Business Development in 1999. Mr. Marcus G. Smith is the son of Mr. O. Bruton Smith. In addition, Mr. Smith serves as a member of the Board of Managers of SMISC, LLC, an equally-owned merchandising joint venture between the Company and International Speedway Corporation. Mr. Smith is standing for reelection as a director at the Annual Meeting.

William P. Benton, 82, became a director of SMI in 1995. Mr. Benton retired from Ford Motor Company as Vice President of Marketing worldwide after a distinguished 37-year career with the company. During that time, Mr. Benton held the following major positions: Vice President/General Manager of Lincoln/Mercury Division, Vice President/General Manager of Ford Division, four years in Europe as Group Vice President of Ford of Europe and a member of the company’s Product Planning Committee, responsible for all products of the company worldwide. Most recently, Mr. Benton was Vice Chairman of Wells Rich Greene and Executive Director of Ogilvy & Mather Worldwide in New York until 1992. In addition, Mr. Benton serves as a director of SAI and Allied Holdings, Inc.

Mark M. Gambill, 55, became a director of SMI in 1995. Mr. Gambill worked for Wheat First Securities from 1972, including serving as chairman of the underwriting committee, until it was sold to First Union Corporation (now Wachovia Corporation) in 1998. Mr. Gambill was President of Wheat First Butcher Singer at the time of sale. Mr. Gambill left First Union in 1999. Mr. Gambill is currently Managing Partner of Cary Street Partners, a financial advisory and wealth management firm. In addition, Mr. Gambill serves as a member of the Board of Managers of SMISC, LLC, an equally-owned merchandising joint venture between the Company and International Speedway Corporation.

James P. Holden, 54, became a director of SMI in 2004. Mr. Holden retired in 2000 after completing 27 distinguished years in the auto industry, including 19 years with DaimlerChrysler, and its predecessor, Chrysler Corp. Highlights of his career include being named President of DaimlerChrysler in 1999 and Chief Executive Officer in June 2000. Mr. Holden served in various positions during his career at Chrysler, including Executive Vice President of Sales and Marketing responsible for directing all of the automaker’s sales, fleet and marketing organizations in the United States, Mexico and Canada, including Mopar parts operations. In addition, he serves as a director of Sirius Satellite Radio, Inc.

Robert L. Rewey, 67, became a director of SMI in 2001. Mr. Rewey retired from Ford Motor Company in 2001 after a distinguished 38-year career with Ford, most recently serving as Group Vice President of North American Operations & Global Consumer Services. Mr. Rewey managed numerous areas within Ford since 1963, also serving as Vice President of Sales, Marketing and Customer Service. Mr. Rewey also serves as a director of SAI, LoJack Corporation, Dealer Tire, LLC and Hilsinger Co.

Tom E. Smith, 64, became a director of SMI in 2001. Mr. Smith retired from Food Lion Stores, Inc. in 1999, after a

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distinguished 29-year career with that company, including serving as Chief Executive Officer and President. A native of Salisbury, North Carolina, Mr. Smith serves as a director of CT Communications, Inc. and Farmer and Merchants Bank. Mr. Smith is standing for reelection as a director at the Annual Meeting.

EXECUTIVE MANAGERS

M. Jeffrey Byrd, 56, has served as Vice President and General Manager of BMS since its acquisition in 1996, and became President of BMS in 2003. Prior to working at BMS, Mr. Byrd had been continuously employed by RJR Nabisco for 23 years in various sports marketing positions, most recently as Vice President of Business Development for its Sports Marketing Enterprises affiliate.

Edwin R. Clark, 51, became Vice President and General Manager of AMS in 1992 and was promoted to President and General Manager of AMS in 1995. Prior to that appointment, he had been Vice President of Events of CMS since 1981. Mr. Clark became Executive Vice President of SMI upon its organization in 1994 and was a director of SMI from 1995 to 2004.

William E. Gossage, 47, became Vice President and General Manager of TMS in 1995. Prior to that appointment, he was Vice President of Public Relations at CMS from 1989 to 1995. In February 2004, Mr. Gossage became President of TMS. Mr. Gossage previously worked with Miller Brewing Company in its motorsports public relations program and served in various public relations and managerial capacities at two other NASCAR-sanctioned speedways.

Steve Page, 51, has served as President and General Manager of IR since its acquisition in 1996. Prior to being hired by SMI, Mr. Page had been continuously employed for several years as President of Brenda Raceway Corporation, which owned and operated IR before acquisition by the Company. Mr. Page also spent 11 years working for the Oakland A’s baseball franchise in various marketing positions.

R. Christopher Powell, 46, has served as Vice President and General Manager of LVMS since its acquisition in 1998. Mr. Powell also serves as Vice President of several other SMI subsidiaries. Mr. Powell spent 11 years working for Sports Marketing Enterprises, a division of RJR Tobacco Co. (“RJR”). From 1994 to 1998, he served as manager of media relations and publicity on RJR’s NASCAR Winston Cup program. Mr. Powell’s previous duties included publicity and event operations on other RJR initiatives, including NHRA Drag Racing and the Vantage and Nabisco golf sponsorships.

COMMITTEES OF THE BOARD AND BOARD MEETINGS

GENERAL.  There are three standing committees of the Board: the Audit Committee, Nominating/Governance Committee and Compensation Committee. The Audit Committee is currently comprised of Messrs. Mark M. Gambill (Chairman), James P. Holden and Tom E. Smith. The Nominating/Governance Committee is currently comprised of Messrs. Tom E. Smith (Chairman), William P. Benton and Robert L. Rewey. The Compensation Committee is currently comprised of Messrs. William P. Benton (Chairman), Mark M. Gambill, James P. Holden and Robert L. Rewey. All Committee members are independent as defined by the applicable listing standards of the NYSE and under the applicable rules of the SEC.

AUDIT COMMITTEE.  The Audit Committee, which held 11 meetings in 2005, is responsible for the selection of the Company’s independent registered public accounting firm, reviews and approves the scope of the annual audit, approves annual audit fees and services, reviews the conclusions of the auditors and reports the findings and recommendations thereof to the Board, reviews with the Company’s auditors the effectiveness of the Company’s system of internal control and procedures and the associated role of management, reviews transactions between the Company and its officers, directors and principal stockholders, reviews and discusses with management and the auditors the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and interim financial information contained in quarterly earnings announcements, approves non-audit fees and services rendered by the auditors and performs such other functions and exercises such other powers as the Board from time to time may determine. The Audit Committee operates under a formal charter that governs its duties and conduct. A copy of the charter is available on our website at www.speedwaymotorsports.com and is attached to this Proxy Statement as Appendix B.

Based on the representations made by Mr. Gambill and discussions between Mr. Gambill and other members of the Board, the Board has, in its business judgment, determined that Mr. Gambill is an “audit committee financial expert” in accordance with current SEC regulations. The Board based this determination primarily on Mr. Gambill’s experience as the former President of Wheat First Securities and as the current Managing Partner of Cary Street Partners. Both of these positions required Mr. Gambill to be extensively involved in analyzing public company financial statements when supervising the investment banking and research analyst operations and as chairman of the underwriting committee of Wheat First Securities and in managing Cary Street Partners.

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The following is the Audit Committee Report for the year ended December 31, 2005.

AUDIT COMMITTEE REPORT

In accordance with its written charter, the Audit Committee of the Board (the “Audit Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, consistent with Independence Standards Board Standard No. 1 “Independence Discussions with Audit Committees,” as amended or supplemented, discussed with the independent registered public accounting firm any relationships or services that might impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also discussed and reviewed with management, and the independent registered public accounting firm, the quality and adequacy of the Company’s internal controls, and discussed and reviewed with management the effectiveness of the Company’s disclosure controls and procedures used for periodic public reporting. The Audit Committee reviewed with the independent registered public accounting firm their audit plans, audit scope and identification of audit risks.

The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards and the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended or supplemented, “Codification of Statements of Accounting Standards,” and those required by Regulation S-X Rule 2-07, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s audit of the Company’s financial statements and reviewed the Company’s audited financial statements as of and for the year ended December 31, 2005 with management and the independent registered public accounting firm.

Management is responsible for the Company’s financial reporting process, including its system of internal controls, disclosure controls and procedures and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States of America. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company, and they may or may not be experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on (a) management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and (b) the representations of the independent registered public accounting firm appearing in the auditors’ report on the Company’s financial statements. The Audit Committee’s oversight does not provide the Audit Committee with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting and auditing standards and applicable laws and regulations.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the SEC. The Audit Committee also recommended the reappointment of the independent registered public accounting firm of Deloitte & Touche LLP for the fiscal year ending December 31, 2006.

AUDIT COMMITTEE

Mark M. Gambill, Chairman and Audit Committee Financial Expert

James P. Holden

Tom E. Smith

NOMINATING/GOVERNANCE COMMITTEE.  The Nominating/Governance Committee, which held two meetings in 2005, assists the Board in identifying and recommending individuals qualified to become members of the Board, monitors and reviews corporate governance issues and develops and recommends to the Board corporate governance principles applicable to the Board, the Company and its business strategy and operations. Messrs. Wheeler, Marcus G. Smith and Tom E. Smith were recommended to the Board as director-nominees to stand for election at the Annual Meeting by the Nominating/Governance Committee. The Nominating/Governance Committee operates under a formal charter that governs its duties and conduct. A copy of the charter is available on our website at www.speedwaymotorsports.com. The Chairman of the Nominating/Governance Committee is the Lead Independent Director (the “Lead Independent Director”).

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DIRECTOR NOMINATION CRITERIA AND PROCESS

Directors may be nominated by the Board in accordance with the Company’s Certificate of Incorporation or By-laws. The procedures used by the Nominating/Governance Committee to identify and evaluate nominees for director positions involve members of the committee drawing on their contacts in the business community and directly soliciting, interviewing and reviewing director questionnaire responses of prospective nominees. The Company’s Nominating/Governance Committee will review all nominees for the Board in accordance with the Committee’s charter. Given the size and resources of the Nominating/Governance Committee as well as the number of Company stockholders, the Board believes the committee could not thoroughly review the number of Board nominations that would likely be received if the committee accepted unsolicited nominations from stockholders. Accordingly, it is the Nominating/Governance Committee’s policy not to accept unsolicited nominations to the Board from stockholders.

The assessment of a nominee’s qualifications will include, at a minimum, a review of Board member criteria listed in the Company’s Corporate Governance Guidelines, including among other things, the following:

•	Ability to use sound judgment;

•	Substantive knowledge in areas of importance to the Company (such as accounting or finance, business or management, industry knowledge, customer-based perspective, sponsorship relationships, strategic planning and leadership);

•	Diversity (backgrounds and experience);

•	Skills (financial literacy and/or financial expertise for members of the Audit Committee, management or consulting experience for members of the Compensation Committee, leadership or strategic planning for members of the Nominating/Governance Committee);

•	Service on the boards of directors of other public companies;

•	Integrity, honesty, fairness, independence;

•	Thorough understanding of the Company’s business;

•	Independence under NYSE and SEC criteria; and

•	Such other factors as the Nominating/Governance Committee concludes are pertinent in light of the Board’s current needs at the time such director is nominated.

The Nominating/Governance Committee will select qualified nominees and review its recommendations with the full Board, which will decide whether to invite the nominee to join the Board. The Board believes that its membership should reflect a diversity of experience and perspectives. The Board intends that each director contribute knowledge, experience and skill in at least one area of importance to the Company. Nominees should neither have nor appear to have a conflict of interest that would impair the nominee’s ability to represent the interests of all Company stockholders and to otherwise fulfill the stated responsibilities of a director. A nominee should also be able to work well with other directors and executives of the Company, should have independent opinions and be willing to state them in a constructive manner and be willing to comply with other guidelines as adopted by the Board.

COMPENSATION COMMITTEE.  The Compensation Committee, which held three meetings in 2005, administers certain compensation and employee benefit plans of the Company, annually reviews and determines executive officer compensation, including annual salaries, bonus performance goals, bonus plan allocations, stock option grants and other benefits of all executive officers and other senior officers of the Company. The Compensation Committee administers the 1994 Stock Option Plan, the 2004 Stock Incentive Plan and the Employee Stock Purchase Plan. The Compensation Committee periodically reviews the Company’s executive development and succession planning and executive compensation programs. The Compensation Committee also takes action to modify programs that yield payments or benefits not closely related to Company or executive performance. The policy of the Compensation Committee’s program for executive officers is to link pay to business strategy and performance in a manner which is effective in attracting, retaining and rewarding key executives while also providing performance incentives and awarding equity-based compensation to align the long-term interests of executive officers and other management with those of Company stockholders. It is the Compensation Committee’s objective to offer salaries and incentive performance pay opportunities that are competitive in the marketplace. The Compensation Committee operates under a formal charter that governs its duties and conduct. A copy of the charter is available on our website at www.speedwaymotorports.com.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS.  During 2005, there were five meetings of the Board, with all directors attending at least 75% of all Board meetings and 75% of all meetings held by committees of the Board on which they served. We do not have any policy regarding director attendance at Annual Meetings of stockholders, and we did not retain a record of directors’ attendance at any of our past Annual Meetings.

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SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the firm of Deloitte & Touche LLP to serve as the principal independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006. Deloitte & Touche LLP has acted in such capacity for the Company since 1994.

Representatives of Deloitte & Touche will attend the Annual Meeting. They will have an opportunity to make a statement if they so desire and to respond to appropriate questions.

Stockholder ratification of the Audit Committee’s selection of Deloitte & Touche LLP as our principal independent registered public accounting firm is not required by our Bylaws or otherwise. The Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification and will reconsider whether to retain Deloitte & Touche LLP if the stockholders fail to ratify the Audit Committee’s selection. In addition, even if the stockholders ratify the selection of Deloitte & Touche LLP, the Audit Committee may in its discretion select a different independent accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of SMI.

PRINCIPAL ACCOUNTING FIRM FEES AND SERVICES

The following table shows the aggregate fees billed or expected to be billed to the Company by Deloitte & Touche for the fiscal years ended December 31, 2005 and 2004:

	2005	2004
Audit Fees(1)	$796,000	$942,000
Audit-Related Fees(2)	—	73,000
Tax Fees(3)	48,000	182,000
All Other Fees(4)	—	—

(1)	This fee category consists of services for: (i) the audit of our annual financial statements and review of our quarterly financial statements in 2005 and 2004, (ii) the audit of the effectiveness of our internal control over financial reporting for Sarbanes-Oxley Act Section 404 compliance in 2005 and 2004, and (iii) services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings, including services associated with SEC registration statements, other documents filed with the SEC, and documents issued in connection with securities offerings (e.g., comfort letters and consents) in 2005 and 2004.
(2)	This fee category consists of assurance and related services by Deloitte & Touche that are reasonably related to performing the audit and review of our financial statements and are not reported above under “Audit Fees.” The services for these fees include services associated with the audit of our Sarbanes-Oxley Section 404 compliance in 2004.
(3)	This fee category consists of professional services rendered by Deloitte & Touche for tax return preparation, tax compliance, tax planning and tax advice in 2005 and 2004.
(4)	All other fees consist of fees billed for services other than the services reported in other categories. There were no other fees in 2005 or 2004.

The Audit Committee has considered whether the non-audit services provided were compatible with maintaining the principal independent registered public accounting firm’s independence, and believes that such services and related fees, due to, among other things, the nature and scope of the services provided and the fact that different Deloitte & Touche personnel provided audit and non-audit services, have not impaired the independence of the Company’s principal independent registered public accounting firm. All services provided by Deloitte & Touche in 2005 and 2004 were pre-approved by the Audit Committee.

Generally, before an independent auditor is engaged by the Company to render audit or non-audit services, the engagement is approved early each calendar year by the Audit Committee. Any subsequent changes in audit, audit-related, tax or other services to be provided by such independent auditor due to changes in scope of work, terms, conditions or fees of the engagement must be pre-approved by the Audit Committee or by one of its members who has been delegated such authority. This delegation of pre-approval authority extends to audit and non-audit services not proscribed by applicable laws and regulations to be rendered by Deloitte & Touche. Such members inform the Audit Committee of any pre-approval decisions at the Committee’s next scheduled meeting. For calendar years 2005 and 2004, the Audit Committee delegated this authority to the Chairman of the Audit Committee. For 2006, non-audit services can only be approved under this delegation of authority for services of a scope and for fees comparable to those described above with respect to 2005. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both such independent auditor and the Chief Financial Officer of the Company and must be consistent with applicable SEC regulations and NYSE listing standards regarding auditor independence.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Company’s executive compensation program is intended to:

•	Provide a competitive compensation package to attract, retain and reward qualified executive officers;

•	Link pay to individual and Company performance; and

•	Provide equity-based compensation and other performance incentives to align the interests of the Company’s executive officers with those of its stockholders.

The following is an explanation of the Company’s executive officer compensation program in effect for 2005.

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2005 EXECUTIVE OFFICER COMPENSATION PROGRAM

The Company’s 2005 executive officer compensation program had three primary components: (i) base salary, (ii) short-term incentives under the Company’s executive bonus plan, and (iii) long-term incentives which consisted solely of stock option grants made under the 2004 Stock Incentive Plan. Executive officers were also eligible in 2005 to participate in various benefit plans similar to those provided to other employees of the Company. Such benefit plans are intended to provide a safety net of coverage against various events, such as death, disability and retirement. Executive officers were also eligible to participate in the Company’s Deferred Compensation Plan, available to other eligible employees of the Company.

Base salaries were established on the basis of non-quantitative factors such as positions of responsibility and authority, years of service and annual performance evaluations. They were targeted to be competitive principally in relation to other motorsports racing and entertainment companies (such as some of those included in the Peer Group Index in the performance graph below), although the Compensation Committee also considered the base salaries of certain other amusement, sports and recreation companies not included in the Peer Group Index because the Compensation Committee considered those to be relatively comparable industries. For details concerning the base salaries of named executive officers, see “Compensation of Officers” below.

The Company’s executive bonus plan established a potential bonus pool for the payment of year-end cash bonuses to Company officers and other key personnel based on 2005 performance and operating results. Under this plan, revenue and profit target levels were established by the Compensation Committee as incentives for superior individual, group and Company performance. Each executive officer was eligible to receive a discretionary bonus based upon individually established subjective performance goals. The Compensation Committee approved cash incentive bonuses in amounts ranging from 0.34% to 0.77% of the Company’s 2005 pretax income from continuing operations. The Compensation Committee approved cash bonuses for 2005 under the executive bonus plan for the following executive officers: O. Bruton Smith, $1,350,000; H.A. Wheeler, $650,000, and William R. Brooks, $600,000. In addition, the Compensation Committee approved a cash bonus of $720,000 for Marcus G. Smith based on a sales commission formula. For details concerning the cash bonuses of named executive officers, see “Compensation of Officers” below.

Awards of stock options under SMI’s 2004 Stock Incentive Plan are based on a number of factors in the Compensation Committee’s discretion, including various subjective factors primarily relating to the responsibilities of the individual officers for and contribution to the Company’s operating results (in relation to the Company’s other optionees), their expected future contributions and the levels of stock options currently held by the executive officers individually and in the aggregate. Stock option awards to executive officers have been at then-current market prices in order to align a portion of an executive’s net worth with the returns to the Company’s stockholders. For details concerning options granted to named executive officers, see “Compensation of Officers” below.

FEDERAL INCOME TAX CONSIDERATIONS

As noted above, the Company’s compensation policy is primarily based upon the practice of pay-for-performance. Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes an annual limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to named executive officers. The Committee currently intends to manage its executive compensation program to maximize federal income tax deductions. However, the Compensation Committee also must approach executive compensation in a manner which will attract, motivate and retain key personnel whose performance increases the Company’s value. Accordingly, the Compensation Committee may, from time to time, exercise its discretion to award compensation that may not be deductible under Section 162(m) when, in its judgment, such award would be in the best interests of the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

The Compensation Committee annually reviews and approves the compensation of O. Bruton Smith, SMI’s Chief Executive Officer. For the 2005 calendar year, Mr. Smith’s annual base salary was based on non-quantitative factors such as his position of responsibility and authority, years of service and an annual performance evaluation. Mr. Smith’s annual salary is targeted to be competitive principally in relation to other motorsports racing companies (such as those included in the Peer Group Index in the performance graph below), although the Compensation Committee also considered the compensation of executives of some companies not included in the Peer Group Index because the Compensation Committee considered those other companies to be in relatively comparable industries.

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The Compensation Committee considers the award of annual cash bonuses to Mr. Smith based on his impact on corporate revenue and profit goals. Mr. Smith’s maximum possible bonus is 2.5% of the Company’s 2005 pretax income from continuing operations. As noted above, Mr. Smith received a $1,350,000 bonus for fiscal 2005 based on the Company’s improved revenue and net income over fiscal 2004 and criteria established by the Compensation Committee including: (i) the Company’s meeting targeted return on average equity, (ii) Mr. Smith’s reduction of debt to the Company, and (iii) the Company reporting earnings meeting or exceeding its publicly-announced guidance. Mr. Smith was the only Company employee not eligible for stock options under the 1994 Stock Option Plan. Mr. Smith is eligible for stock options under the 2004 Stock Incentive Plan, although there were no grants of stock options to him in 2005 under such plan.

COMPENSATION COMMITTEE

William P. Benton, Chairman

Mark M. Gambill

James P. Holden

Robert L. Rewey

COMPENSATION OF OFFICERS

The following table sets forth compensation paid by or on behalf of SMI to the Company’s Chief Executive Officer and other named executive officers for services rendered during the fiscal years ended December 31, 2005, 2004 and 2003:

SUMMARY COMPENSATION TABLE

	Annual Compensation(1)			Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus(2)	Securities Underlying Options(3)	All Other Compensation Awards(4)
O. Bruton Smith	2005	$400,000	$1,350,000	—	—
Chairman and Chief	2004	400,000	1,000,000	—	—
Executive Officer of SMI	2003	400,000	1,000,000	—	—

H.A. Wheeler	2005	325,000	650,000	10,000	$6,900
President and Chief Operating Officer of SMI;	2004	325,000	550,000	20,000	6,400
President and General Manager of CMS	2003	325,000	550,000	20,000	6,000

William R. Brooks	2005	300,000	600,000	10,000	6,900
Executive Vice President, Treasurer	2004	300,000	400,000	95,000	6,400
and Chief Financial Officer of SMI	2003	300,000	400,000	20,000	6,000

Marcus G. Smith	2005	150,000	720,000	10,000	6,900
Executive Vice President of National	2004	120,000	532,000	95,000	6,400
Sales and Marketing of SMI	2003	50,000	440,000	20,000	6,000

(1)	The aggregate amount of perquisites and other personal benefits received did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for any named executive officer.
(2)	Amounts shown are cash bonuses earned in years specified and paid in the first quarter of the following year, except that Mr. O. Bruton Smith’s cash bonuses were paid in the fourth quarter of the years specified.
(3)	The 1994 Stock Option Plan expired on December 21, 2004 after which no further options could be granted under the plan; expiration of the plan did not adversely affect rights under any previously granted outstanding stock options. The 2004 Stock Incentive Plan was adopted in April 2004 upon stockholder approval at the 2004 Annual Meeting. See Note 11 to the Consolidated Financial Statements in the Company’s Report on Form 10-K for the year ended December 31, 2005 for additional information concerning these plans.
(4)	Includes Company match to 401(k) plan.

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2005 OPTION GRANTS

The following table sets forth information regarding all individual grants of options to purchase shares of Common Stock granted to the named executive officers during 2005.

OPTION GRANTS IN LAST FISCAL YEAR

	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in 2005	Exercise Price ($/Sh)(2)	Expiration Date	Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation For Option Term
Name					5% ($)	10% ($)
H.A. Wheeler	10,000	10.2%	$38.97	12/7/2015	$245,080	$621,081
William R. Brooks	10,000	10.2%	38.97	12/7/2015	245,080	621,081
Marcus G. Smith	10,000	10.2%	38.97	12/7/2015	245,080	621,081

(1)	These options were granted under the 2004 Stock Incentive Plan and become exercisable in three equal installments on December 7, 2006, 2007 and 2008.
(2)	The exercise price was based on the closing market price of the underlying Common Stock at grant date.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table sets forth information concerning option exercises by the named executive officers during the last fiscal year and outstanding options to purchase Common Stock held by the named executive officers as of December 31, 2005.

Name	Shares Acquired On Option Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1) Exercisable/Unexercisable
H.A. Wheeler	—	—	121,428 / 10,000	$715,500 / 0
William R. Brooks	20,000	$310,289	286,250 / 10,000	1,804,400 / 0
Marcus G. Smith	—	—	155,000 / 10,000	500,100 / 0

(1)	Year-end value is based on the December 31, 2005 closing sales price for Common Stock of $34.67 per share, less the applicable aggregate option exercise price(s) of in-the-money options, multiplied by the number of unexercised in-the-money options which are exercisable and unexercisable, respectively.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. William P. Benton, Mark M. Gambill, James P. Holden and Robert L. Rewey served on the Company’s Compensation Committee in 2005. No member of the Compensation Committee was an officer or employee of the Company.

DIRECTOR COMPENSATION

Members of the Board who are not employees of the Company received options to purchase shares of Common Stock in 2005 under the Company’s Formula Stock Option Plan for Independent Directors (the “Formula Plan”). In 2005, Messrs. Benton, Gambill, Rewey, Holden and Tom E. Smith each received options to purchase 10,000 shares at an exercise price of $38.18 per share under the Formula Plan. The per share exercise price of options granted were equal to market value at the date of grant. For additional information concerning the Formula Plan, see Note 11 to the Consolidated Financial Statements in the Company’s Report on Form 10-K for the year ended December 31, 2005.

In fiscal 2005, each non-employee director also received (i) an annual cash retainer of $25,000, (ii) $1,500 for each Board and committee meeting attended, and (iii) an annual cash retainer of $5,000 to each respective Chairman of the Audit, Nominating/Governance and Compensation Committees, and the Lead Independent Director. The Company also reimburses all directors for their expenses incurred in connection with their activities as directors of SMI.

Directors who are also employees of the Company receive no additional compensation for serving on the Board.

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STOCKHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a line graph comparing the cumulative stockholder return on the Common Stock against the cumulative total returns of the Standard & Poor’s 500 Stock Index, the Russell 2000 Stock Index and a Peer Group Index for the period December 31, 2000 through December 31, 2005. The Russell 2000 Index was included because management believes, as a small-cap index, it more closely represents companies with market capitalization similar to the Company’s than the Standard & Poor’s 500 Stock Index. The companies used in the Peer Group Index in 2000 through 2005 consist of International Speedway Corporation, Walt Disney Co., and Dover Motorsports, Inc. The Peer Group Index also included Action Performance Companies, Inc. in 2000 through 2004, and Championship Auto Racing Teams in 2000 through 2003. All companies in the Peer Group Index are publicly traded companies known by the Company to be involved in the amusement, sports and recreation industries. The graph assumes that $100 was invested on December 31, 2000 in each of the Common Stock, the Standard & Poor’s 500 Stock Index, the Russell 2000 Index and the Peer Group Index companies, and that all dividends were reinvested.

CERTAIN TRANSACTIONS

At December 31, 2005, CMS had a note receivable for $1.0 million, including accrued interest, due from a partnership in which Mr. O. Bruton Smith, the Company’s Chairman and Chief Executive Officer, is a partner. The highest aggregate amount outstanding in 2005 was approximately $1.0 million. The note is collateralized by certain land owned by the part nership. The Board, including SMI’s independent directors, have reviewed this transaction and determined it an appropriate use of available Company funds based on interest rates at the original transaction date and the underlying note collateral and creditworthiness of the Company’s Chairman and his partnership.

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At December 31, 2005, the Company had approximately $1.9 million, including accrued interest, due from Mr. O. Bruton Smith. The highest aggregate amount outstanding in 2005 was approximately $2.9 million. The amount due includes premiums previously paid by the Company under a split-dollar life insurance trust arrangement on behalf of Mr. Smith. In 2003, the life insurance trust arrangement was transferred to an unaffiliated third party. Mr. Smith has promised to reimburse the Company for certain amounts paid by the Company under this arrangement. Mr. Smith’s promise is evidenced by a promissory note in favor of the Company, which includes a limited guaranty by Sonic Financial whereby Sonic Financial will permit amounts owed by Mr. Smith to be offset by amounts owed to Sonic Financial by AMS as described below. This amount also includes cash advances and expenses paid by the Company on behalf of the Chairman before July 30, 2002. The Board, including SMI’s independent directors, previously reviewed these arrangements and determined they were appropriate uses of available Company funds based on interest rates at the time of the transaction and the creditworthiness of the Chairman. As of July 30, 2002, the Company no longer makes payments under the split-dollar life insurance trust arrangements or advances for Mr. O. Bruton Smith’s benefit.

Before July 2002, the Company made loans to, and paid certain expenses on behalf of, Sonic Financial, a Company affiliate through common ownership by the Company’s Chairman and Chief Executive Officer, for various corporate purposes. Also, the Company and Sonic Financial currently share various expenses in the ordinary course of business. At December 31, 2005, the Company had approximately $5.6 million, including accrued interest, due from Sonic Financial. The highest aggregate amount outstanding in 2005 was approximately $5.9 million. In 2005, the amounts due from Sonic Financial were reduced through shared expenses net of accrued interest by $284,000. The Board, including SMI’s independent directors, has reviewed these transactions and determined them to be an appropriate use of available Company funds based on interest rates at the time of the transactions and the creditworthiness of Sonic Financial and the Company’s Chairman.

The amounts due from affiliates discussed in the preceding three paragraphs all bear interest at 1% over prime, are payable on demand and the Company does not anticipate or require repayment before 2007.

At December 31, 2005, the Company had loans of approximately $295,000 due from a corporation affiliated with the Company through common ownership by Mr. O. Bruton Smith. The highest aggregate amount outstanding in 2005 was $295,000. The amount due is non-interest bearing, is payable on demand and is collateralized by certain personal property. The Board, including SMI’s independent directors, has reviewed these transactions and determined them to be an appropriate use of available Company funds based on the underlying collateral and creditworthiness of the Company’s Chairman and affiliate.

Sonic Financial made several loans and cash advances to AMS prior to 1996 for the AMS acquisition and other expenses. Such loans and advances stood at approximately $2.6 million at December 31, 2005. Of this amount, approximately $1.8 million bears interest at 3.83% and the remainder at 1% over prime. The Company does not anticipate repayment, nor is repayment required, before 2007. The Company believes that the terms of these loans and advances are more favorable than those that could be obtained in an arm’s-length transaction with an unrelated third party.

600 Racing, Inc. (“600 Racing”) and SMI Properties (“SMIP”), both wholly owned subsidiaries of the Company, each lease an office and warehouse facility from Chartown, an affiliate of the Company through common ownership by Mr. O. Bruton Smith, under annually renewable lease agreements. Rent expense in 2005 for 600 Racing was approximately $197,000 and for SMIP was approximately $333,000. At December 31, 2005, amounts owed to Chartown were not significant. The leases contain terms more favorable to the Company than would be obtained from unaffiliated third parties. Additionally, a special committee of independent and disinterested SMI directors, on the Company’s behalf, evaluated these leases, assisted by independent counsel and real estate experts, and concluded the leases are in the best interests of the Company and its stockholders. The economic terms of the leases were based on several factors, including projected earnings capacity of 600 Racing and SMIP, the quality, age, condition and location of the facilities and rent paid for comparable commercial properties.

LVMS purchased new vehicles for employee use from certain subsidiary dealerships of SAI, an entity in which the Company’s Chairman and Chief Executive Officer is a controlling stockholder, for approximately $236,000 in 2005. LVMS sold used vehicles to those dealerships for approximately $105,000 in 2005. The Company believes the purchase and sale terms approximated market value and were no less favorable than could be obtained in an arm’s-length transaction with an unrelated third party. At December 31, 2005, there were no amounts due from or owed to SAI.

Oil-Chem Research Corporation (“Oil-Chem”), a wholly owned subsidiary of the Company, sold zMax micro-lubricant™ product to certain SAI dealerships for resale to service customers of the dealerships in the ordinary course of busi -

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ness. Total purchases from Oil-Chem by SAI dealerships approximated $1.5 million in 2005. Oil-Chem leases a warehouse facility from Chartown under an annually renewable lease agreement. Rent expense for Oil-Chem totaled $72,000 in 2005. The Company believes these sales occurred, and the facility is leased, on terms no less favorable than could be obtained in an arm’s-length transaction with an unrelated third party. At December 31, 2005, amounts due from or owed to SAI were not significant.

SMI Properties leased new vehicles for employee use from a subsidiary dealership of SAI for approximately $65,000 in 2005. The Company believes these lease terms approximated market value and were no less favorable than could be obtained in an arm’s-length transaction with an unrelated third party. At December 31, 2005, amounts owed to SAI were not significant.

In connection with supervising and managing significant construction and renovation projects at various SMI speedways, the Company incurred charges of approximately $161,000 from SAI in 2005 for project management services provided by SAI employees with expertise in these areas. The Company believes the terms of providing these services are no less favorable than, and commensurate with, terms that could be obtained in an arm’s-length transaction with an unrelated third party. At December 31, 2005, $161,000 was owed to SAI.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires SMI’s executive officers, directors and persons who own more than 10% of the Common Stock to file initial reports of ownership and changes in ownership with the SEC. Additionally, SEC regulations require that SMI identify any individuals for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. To SMI’s knowledge, based solely on a review of reports furnished to it, all Section 16(a) filing requirements applicable to its executive officers, directors and more than 10% beneficial owners were complied with, except that Messrs. Wheeler, Brooks, Marcus G. Smith, Byrd, Clark, Gossage, Page and Powell and Ms. Marylaurel E. Wilks failed to file Form 4s for stock options granted on December 7, 2005. These individuals subsequently reported such grants on Form 5s, which were filed on a timely basis.

EXPENSES OF SOLICITATION

The Company pays the cost of proxy solicitation, including the cost of assembling and mailing this Proxy Statement and the enclosed materials. In addition to mailings, proxies may be solicited personally, by telephone or electronically, by corporate officers and employees of the Company, who will not receive additional compensation for such efforts. The Company intends to request brokers and banks holding stock in their names or in the names of nominees to forward proxies to customers owning such stock, where applicable, and will reimburse them for their reasonable expenses of forwarding proxy materials to customers.

2007 STOCKHOLDER PROPOSALS

For stockholder proposals intended to be presented at the 2007 Annual Meeting of Stockholders to be eligible for inclusion in the Company’s proxy statement and the form of proxy for such meeting, they must be received by the Company at its principal executive offices no later than November 17, 2006.

Regarding stockholder proposals intended to be presented at the 2007 Annual Meeting but not included in the Company’s proxy statement, stockholders must give SMI advance notice of their proposals to be considered timely under SMI’s Bylaws. The Bylaws state that written notice of such proposals must be delivered to the principal executive offices of SMI (i) in the case of an annual meeting that occurs within 30 days of the anniversary of the 2006 Annual Meeting, not less than 60 days nor more than 90 days prior to such anniversary date and (ii) in the case of an annual meeting called for a date not within 30 days before or after the anniversary date of the 2006 Annual Meeting, or in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the meeting date was mailed or public disclosure of the meeting date was made, whichever occurs first. All such proposals for which timely notice is not received in the manner described above will be ruled out of order at the meeting resulting in the proposal’s underlying business not being eligible for transaction at the meeting.

OTHER MATTERS

In the event that any matters other than those referred to in the accompanying Notice should properly come before and be considered at the Annual Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

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APPENDIX A

Categorical Standards for Determination of Director Independence

It is the policy of Speedway Motorsports, Inc. (the “Company”) to have a majority of independent directors. No director qualifies as independent under the New York Stock Exchange (“NYSE”) corporate governance rules unless the board of directors affirmatively determines that the director has no material relationship with the Company. The NYSE’s corporate governance rules include several “bright line” tests for director independence. No director who has a direct or indirect relationship that is covered by one of those tests qualifies as an independent director. To assist the board of directors in making determinations of independence about relationships individual directors may have that are not covered by one of those “bright line” tests, the board of directors has adopted categorical standards for director independence that are set forth below.

* * * *

The Board of Directors has determined that the following relationships with the Company, either directly or indirectly, will not be considered material relationships for purposes of determining whether a director is independent:

•	Relationships in the ordinary course of business. Relationships involving (1) the purchase or sale of products or services or (2) lending, deposit, banking or other financial service relationships, either by or to the Company or its subsidiaries and involving a director, his or her immediate family members, or an organization of which the director or an immediate family member is a partner, greater than 3% shareholder, officer, employee or director if the following conditions are satisfied:

[o]	any payments made to, or payments received from, the Company or its subsidiaries in any single fiscal year within the last three years do not exceed the greater of (i) $1 million or (ii) 2% of such other organization’s consolidated gross revenues; provided that if the director is a non-employee director of the Company and a non-employee director or greater than 3% shareholder of the other organization, the payments may not exceed the greater of (i) $1 million or (ii) 5% of such other organization’s consolidated gross revenues;

[o]	the products and services are provided in the ordinary course of business and on substantially the same terms and conditions, including price, as would be available to similarly situated customers;

[o]	the relationship does not involve consulting, legal, investment banking or accounting services provided to the Company or its subsidiaries; and

[o]	any extension of credit was in the ordinary course of business and was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other similarly situated borrowers;

•	Relationships with organizations to which a director is connected solely as a shareholder, member or partner. Any other relationship between the Company or one of its subsidiaries and a company (including a limited liability company) or partnership to which a director is connected solely as a shareholder, member or partner as long as the director is not a principal shareholder or partner of the organization. For purposes of this categorical standard, a person is a principal shareholder of a company if he or she directly or indirectly, or acting in concert with one or more persons, owns, controls or has the power to vote more than 10% of any class of voting securities of the company. A person is a principal partner of a partnership if he or she directly or indirectly, or acting in concert with one or more persons, owns, controls or has the power to vote a 25% or more general partnership interest, or more than a 10% overall partnership interest. Shares, membership interests or partnership interests owned or controlled by a director’s immediate family member who shares the director’s home are considered to be held by the director.

•	Relationships with organizations in which the Company owns, directly or indirectly, a 50% or greater equity interest, and to which the director is connected solely as a member of the organization’s board of directors or board of managers. Any other relationship in which the director is connected with an organization in which the Company owns, directly or indirectly, a 50% or greater equity interest, solely as a member of the organization’s board of directors or board of managers, regardless of the amount of any payments made to, or payments received from, the Company or its subsidiaries, in any single fiscal year within the last three years.

•	Contributions to charitable organizations. Contributions made or pledged by the Company, its subsidiaries or by any foundation sponsored by or associated with the Company or its subsidiaries to a charitable organization of which a director or an immediate family member is an executive officer, director, or trustee if the following conditions are satisfied:

[o]	within the preceding three years, the aggregate amount of such contributions during any single fiscal year of the charitable organization did not exceed the greater of

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$1 million or 2% of the charitable organization’s consolidated gross revenues for that fiscal year

[o]	the charitable organization is not a family foundation created by the director or an immediate family member

For purposes of this categorical standard, contributions made to any charitable organization pursuant to a matching gift program maintained by the Company or by its subsidiaries or by any foundation sponsored by or associated with the Company or its subsidiaries shall not be included in calculating the materiality threshold set forth above.

•	EQUITY RELATIONSHIP. If the director, or an immediate family member, is an executive officer of another organization in which the Company owns an equity interest, and the amount of the Company’s interest is less than 10% of the total voting interest in the other organization.

•	STOCK OWNERSHIP. The director is the beneficial owner (as that term is defined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of less than 10% of the Company’s outstanding capital stock.

•	OTHER FAMILY RELATIONSHIPS. A relationship involves a director’s relative who is not an immediate family member of the director.

•	EMPLOYMENT RELATIONSHIP. The director has not been an employee of the Company or any of its subsidiaries during the last five years.

•	EMPLOYMENT OF IMMEDIATE FAMILY MEMBERS. No immediate family member of the director is a current employee, or has been an executive officer during the last five years, of the Company or any of its subsidiaries.

•	RELATIONSHIPS WITH ACQUIRED OR JOINT VENTURE ENTITIES. In the last five years, the director has not been an executive officer, founder or principal owner of a business organization acquired by the Company, or of a firm or entity that was part of a joint venture or partnership including the Company.

•	VOTING ARRANGEMENTS. The director is not a party to any contract or arrangement with any member of the Company’s management regarding the director’s nomination or election to the Board, or requiring the director to vote with management on proposals brought before the Company’s shareholders.

DEFINITIONS OF TERMS USED IN THESE CATEGORICAL STANDARDS

•	“immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

•	“executive officer” means the president, principal financial officer, principal accounting officer, any vice-president in charge of a principal business unit, division or function (such as sales, administration or finance) or any other person who performs similar policy-making functions for an organization.

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APPENDIX B

Charter of the Audit Committee of the Board of Directors of Speedway Motorsports, Inc.

As adopted on December 11, 2002

I. COMMITTEE PURPOSE

The Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Committee’s primary purposes are to:

(a)	Monitor the integrity of the Company’s financial statements, financial reporting process, systems of internal controls and finance, accounting, regulatory and legal compliance;

(b)	Select, evaluate and replace, as needed, the Company’s independent auditors;

(c)	Monitor the independence, qualifications and performance of the Company’s independent auditors and internal auditing department;

(d)	Provide an avenue of communication among the independent auditors, management, internal auditing and the Board of Directors;

(e)	Review areas of potential significant financial risk to the Company;

(f)	Monitor the Company’s compliance with legal and regulatory requirements; and

(g)	Report to the Board of Directors.

The Committee also produces an annual report required by Securities and Exchange Commission (“SEC”) rules, which is included in the Company’s proxy statement for its Annual Meeting of Stockholders. The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as any person in the Company. The Committee has the authority to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary to carry out its duties. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any such advisors and to the independent auditors.

II. COMMITTEE COMPOSITION AND MEETINGS

The Committee consists of three or more directors, each of whom shall be independent. To be considered independent, a member of the Committee

(a)	may not, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other committee of the Board of Directors,

(i)	accept any consulting, advisory or other compensatory fee from the Company; or

(ii)	be an affiliated person of the Company or any subsidiary of the Company; and

(b)	must meet the independence requirements of the New York Stock Exchange.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand financial statements. The Committee chairman must have accounting or related financial management expertise.

Committee members are appointed by the Board of Directors. The members of the Committee will designate a Chairman by majority vote of the Committee membership.

The Committee meets at least four times annually, or more frequently as circumstances dictate. The Chairman of the Committee, in consultation with the members of the Committee, will determine the frequency and length of Committee meetings. The Chairman of the Committee, in consultation with appropriate members of the Committee and management, will develop the Committee’s agenda. The Chairman of the Committee should prepare and/or approve an agenda in advance of each meeting.

The Committee meets privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or any of these groups believe should be discussed.

The Committee, or the Committee chairman, should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors’ limited review procedures.

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III. COMMITTEE DUTIES AND RESPONSIBILITIES

A. Financial Review Procedures.

1.	The Committee reviews and reassesses the adequacy of this Charter at least annually, submits this Charter to the Board of Directors for approval and has it published at least once every three years in accordance with SEC regulations.

2.	The Committee reviews the Company’s annual audited financial statements prior to filing or distribution, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” This review includes a discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3.	The Committee reviews with management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and the Company’s quarterly financial statements prior to filing or distribution, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” A majority of the Committee members may represent the entire Committee for purposes of this review.

4.	The Committee reviews and approves any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA Statement of Auditing Standards No. 61.

5.	In consultation with management, the independent auditors, and the internal auditors, the Committee considers the integrity of the Company’s financial reporting processes and controls. The Committee discusses significant financial risk exposures and the steps management has taken to monitor, assess, manage and report such exposures as well as the guidelines and policies of management that govern the process by which risk assessment and management are undertaken. The Committee also reviews significant findings prepared by the independent auditors and the internal auditors, if and when established, together with management’s responses including the status of previous recommendations.

6.	The Committee, to the extent it deems appropriate, reviews and discusses earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

7.	The Committee meets separately, at least quarterly, with each of management, the Company’s internal auditors (or other personnel responsible for the internal audit function) and the independent auditors.

8.	The Committee reviews with the independent auditor any audit issues and management’s response.

9.	As appropriate, the Committee obtains advice and assistance from outside legal, accounting or other advisors.

B. Independent Auditors.

1.	The Committee, in its capacity as a committee of the Board of Directors, is directly responsible, and has sole authority, for the appointment, compensation, termination and oversight of the work of the independent auditors of the Company (including resolution of any disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

2.	The independent auditors are responsible ultimately to the Committee and report directly to the Committee.

3.	The Committee reviews the independence, qualifications and performance of the auditors and will employ or terminate the Company’s independent auditor (subject, if applicable, to stockholder ratification) as the Committee, in its sole discretion, determines from time to time but no less than annually.

4.	The Committee requires that the independent auditors submit to the Committee annually a written report delineating all relationships between the auditors and the Company, and reviews and discusses with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

5.	The Committee requires that the independent auditors submit to the Committee annually, and then reviews, a written report describing

(a)	the independent auditor’s internal quality-control procedures; and

(b)	any material issues raised by its most recent internal quality-control review, or peer review, of the auditor or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues.

6.	The Committee reviews the independent auditors’ audit plan and discusses with the independent auditor its scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

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C. Legal Compliance and Internal Audit.

1.	At least annually, the Committee reviews with the Company’s counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

2.	The Committee reviews the budget, plan, changes in plan, activities, organizational structure and qualifications of internal audit, as needed.

3.	The Committee reviews the appointment, performance and replacement of the senior internal audit executive as needed. Internal audit is responsible to senior management, but also has direct reporting responsibility to the Committee.

4.	The Committee reviews reports prepared by internal audit together with management’s response and follow-up to these reports.

D. Other Audit Committee Responsibilities.

1.	The Committee annually prepares a report to shareholders as required by the SEC, which is included in the Company’s annual proxy statement.

2.	The Committee ensures that the Board of Directors annually prepares and submits a written affirmation that it has reviewed the adequacy of this Charter, as required by the New York Stock Exchange.

3.	The Committee shall establish, and publish as appropriate, procedures for

(a)	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(b)	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4.	The Committee will set clear hiring policies for employees or former employees of the independent auditors.

5.	The performance of the Committee shall be evaluated annually by the Committee and report the results thereof to the Board of Directors. Such annual evaluation shall include a review of: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (D) earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

6.	The Committee performs any other activities consistent with this Charter and the Company’s by-laws, and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

7.	The Committee maintains minutes of its meetings and periodically reports to the Board of Directors on significant results of the foregoing activities.

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ANNUAL MEETING OF STOCKHOLDERS OF

SPEEDWAY MOTORSPORTS, INC.

April 19, 2006

Proof #1

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

The Board of Directors recommends a vote “FOR ALL NOMINEES” in Item 1 and “FOR” Item 2.

PLEASE SIGN, DATE AND RETURN PROMPTLYIN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

			FOR	AGAINST	ABSTAIN

1. ELECTION OF DIRECTORS: ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below) NOMINEES: O Mr. H.A. Wheeler O Mr. Marcus G. Smith O Mr. Tom E. Smith	2.	RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	☐	☐	☐

This Proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. In the absence of specific instructions, this proxy will be voted “FOR” Items 1 and 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Proof #1

SPEEDWAY MOTORSPORTS, INC.

P R O X Y

Concord, North Carolina

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SPEEDWAY MOTORSPORTS, INC.

The undersigned hereby appoints Mr. O. Bruton Smith and Mr. H.A. Wheeler as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of the common stock of Speedway Motorsports, Inc. held of record by the undersigned on March 1, 2006 at the Annual Meeting of Stockholders to be held on April 19, 2006 or any adjournment thereof.

(Continued and to be signed on the reverse side.)